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                                                               Exhibit 23(a)





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




The Board of Directors
Associated Banc-Corp:


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                  /s/ KPMG LLP

Chicago, Illinois
May 15, 2002